                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 15, 1998


                    American General Hospitality Corporation
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             (Exact Name of Registrant as Specified in its Charter)


           Maryland                  1-11903                   75-2648842
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        (State or Other             (Commission             (I.R.S. Employer
        Jurisdiction of             File Number)             Identification
        incorporation)                                                 No.)


       5605 MacArthur Boulevard, Suite 1200, Irving, Texas   75038
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         (Address of Principal Executive Offices)          (Zip Code)



       (Registrant's Telephone Number, Including Area Code (972) 550-6800


                                 Not Applicable
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        (Former Name or Former Address, If Changed Since Last Report.)
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ITEM 5.  Other Events.

         On March 15, 1998, CapStar Hotel Company ("CapStar") and American General Hospitality Corporation ("AGH") signed a definitive agreement to merge as equals (the "Merger") whereby CapStar will be merged with and into AGH and form the first hotel industry "paper clip" real estate investment trust ("REIT").

         Under the terms of the agreement, CapStar will spin off (the "Spin-Off"), in a taxable transaction, its hotel operations and management business to its current stockholders as a new C Corporation to be called MeriStar Hotels & Resorts, Inc. (the "New C Corp."). CapStar then will merge with and into
AGH and AGH will be renamed MeriStar Hospitality Corporation (the "New REIT"). It is intended that the Merger shall qualify as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. The New REIT and the New C Corp. will sign an intercompany agreement providing certain reciprocal rights of first refusal and the New REIT will lease certain of CapStar's hotels to the New C Corp.

         CapStar stockholders will receive one share each in the New REIT and the New C Corp. for each CapStar share owned. AGH shareholders will receive
0.8475 shares of the New REIT for each AGH share owned. The exchange ratios are fixed.

         Immediately following the Spin-Off, the New C Corp. will acquire privately held American General Hospitality, Inc. and AGH Leasing, L.P. for $95 million, consisting of $84 million in cash and $11 million in units of limited partnership interest exchangeable for New C Corp. common stock.

         Consummation of the transactions, which is expected in June 1998, is subject to various conditions, including approval of the Merger by the stockholders of each of CapStar and AGH. The Merger will be submitted for approval at separate meetings of the stockholders of CapStar and AGH. Prior to such stockholders meetings, AGH will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the shares of the New REIT common stock to be issued in exchange for the outstanding shares of CapStar common stock. Such shares of the New REIT common stock will be offered to the CapStar stockholders only pursuant to a prospectus that will also serve as a joint proxy statement for the separate meetings of stockholders of CapStar and AGH.

         A copy of the joint press release (the "Press Release") relating to the various transactions described above (the "Transactions") is being filed as exhibit 99.1 to this report and is incorporated herein by reference.

         A copy of the joint press release describing a paper clip REIT is being filed as Exhibit 99.2 to this report and is incorporated herein by reference.

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         Executives of CapStar and AGH intend to communicate with analysts and others with respect to the Transactions. In such communications, certain financial and other information relating to the Transactions is to be presented (the "Presentation Materials"). The Press Release and certain of the Presentation Materials contain among other things, certain forward-looking statements regarding each of CapStar, AGH, the New REIT and the New C Corp., including statements relating to cost savings, enhanced revenues, lower cost of capital and accretion to reported funds from operations and earnings that may be realized from the Merger and future growth opportunities for the New REIT and the New C Corp. following the Transactions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performances or achievements of CapStar, AGH, the New REIT and the New C Corp. to be materially different from any anticipated results, performances or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following: (i) expected cost savings from the Merger may not be fully realized or may not be realized within the expected time frames; (ii) costs or difficulties may arise relating to the integration of the businesses of CapStar and American General;
(iii) legislative changes may adversely affect the structure of the Transactions; (iv) CapStar, AGH, the New REIT and the New C Corp. may not be able to successfully implement their acquisition and operating strategies; (v) CapStar, AGH, the New REIT and the New C Corp. may not be able to manage rapid expansion; (vi) changes in economic cycles may affect the performances of CapStar, AGH, the New REIT and the New C Corp.; and (vii) competition from other hospitality companies may adversely affect results.

         A copy of the visual portion of the Presentation Materials is being filed as Exhibit 99.3 to this report, and such materials are incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit  Description
         -----------

99.1 Text of Press Releases, dated March 16, 1998, issued by CapStar Hotel Company and American General Hospitality Corporation.

99.2 Text of press release describing a paper clip REIT, dated March 16, 1998, issued by CapStar Hotel Company and American General Hospitality Corporation.

99.3     Presentation Materials.

99.4 Agreement and Plan of Merger, dated as of March 15, 1998, by and among American General Hospitality Corporation and American General Hospitality Operating Partnership, L.P., on the one hand, and CapStar Hotel Company, CapStar Management Company, L.P., and CapStar Management Company II, L.P., on the other hand.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICAN GENERAL HOSPITALITY CORPORATION
                                      (Registrant)


Date:  March 17, 1998
                                 By:          /s/ Kenneth E. Barr
                                     -----------------------------------
                                     Name:    Kenneth E. Barr
                                     Title:   Executive Vice President, Chief
                                              Financial Officer (Principal
                                              Financial Officer), Secretary and
                                              Treasurer

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EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1 Text of Press Releases, dated March 16, 1998, issued by CapStar Hotel Company and American General Hospitality Corporation.

99.2 Text of press release describing a paper clip REIT, dated March 16, 1998, issued by CapStar Hotel Company and American General Hospitality Corporation.

99.3              Presentation Materials.

99.4 Agreement and Plan of Merger, dated as of March 15, 1998, by and among American General Hospitality Corporation and American General Hospitality Operating Partnership, L.P., on the one hand, and CapStar Hotel Company, CapStar Management Company, L.P., and CapStar Management Company II, L.P., on the other hand.

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